UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2007

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of James D. Woods

On February 8, 2007, James D. Woods informed the Board of Directors of USEC Inc. (the "Company") that he will retire as a director when his current term ends at the 2007 annual meeting of shareholders scheduled for April 26, 2007. Mr. Woods has been a director since 2001.

(e) 2007 Annual Performance Objectives for Executive Officers

On February 8, 2007, the Compensation Committee of the Board of Directors of the Company approved the annual performance objectives and targets that will be used to determine the annual incentive awards for the Company’s executive officers for the 2007 fiscal year. These actions are described in Exhibit 10.1 to this report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number Description

10.1 Summary of 2007 Annual Performance Objectives for Executive Officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

February 14, 2007	By:	/s/ Timothy B. Hansen

Name: Timothy B. Hansen
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Summary of 2007 Annual Performance Objectives for Executive Officers.